UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 24, 2004

Kitty Hawk, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25202	75-2564006

(Commission File Number)	(IRS Employer Identification No.)

1515 West 20th Street P.O. Box 612787 DFW International Airport, Texas	75261

(Address of Principal Executive Offices)	(Zip Code)

(972) 456-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01. Other Events.

     On August 24, 2004, Kitty Hawk, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 hereto, announcing its receipt of approval from the American Stock Exchange (the “AMEX”) to list shares of the Company’s common stock, par value $0.000001 per share, and the preferred stock rights attached to them on the AMEX under the trading symbol “KHK” beginning on August 24, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished with this Form 8-K.

99.1 Press Release dated August 24, 2004

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITTY HAWK, INC.

Date: August 24, 2004	By:	/s/ Steven E. Markhoff
	Name: Title:	Steven E. Markhoff Vice President Strategic Planning, General Counsel and Corporate Secretary